                                                                  Exhibit 10(bn)

                           NINTH AMENDMENT TO AMENDED
                           AND RESTATED LOAN AGREEMENT


This Amendment dated as of August 19, 1998, between Defiance, Inc., a Delaware corporation, ("Company"), and Comerica Bank, a Michigan banking corporation, successor in interest by reason of merger to Manufacturers Bank, N.A. ("Bank").

RECITALS:

A. Company and Bank entered into a Second Amended and Restated Loan Agreement dated July 29, 1994, which was amended by eight amendments (as amended, "Agreement").

B.      Company and Bank desire further to amend the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. The definition of "Revolving Credit Maturity Date" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

        "'Revolving Credit Maturity Date' shall mean October 1, 2000."

2. The definitions of "Eurodollar Margin" and "Prime Margin" in Section 1 of the Agreement are amended to read in their entirety as follows:

        "'Eurodollar Margin" shall mean nine tenths of one percent (9/10%)."

        "'Prime Margin' shall mean one and one quarter percent (1 1/4%) with respect to Advances under the Revolving Credit Note and shall mean one percent (1%) with respect to Term Note-B and Term Note-C."

3. Section 9.14 of the Agreement is amended to read in its entirety as follows:

        "9.14 Maintain at all times a Debt Service Coverage Ratio of not less than 2.5 to 1.0"

4. Section 9.16 of the Agreement is amended to read in its entirety as follows:

        "9.16 Maintain at all times a Leverage Ratio of not more than 1.15 to 1.0."

5. The above amendment shall be effective upon execution hereof by Company and Bank and execution of the Acknowledgement below by each of the Guarantors (as defined in the Agreement).

6. Company hereby represents and warrants that, after giving effect to the amendment contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate power, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority, and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Section 8.1 through 8.5 and 8.7 through 8.14 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 8.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 9.1 of the Agreement; and (d) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

7. Except as expressly modified hereby all of the terms and conditions of the Agreement remain in full force and effect.

WITNESS the due execution hereof on the day and year first written above.

COMERICA BANK

By: /s/ Timothy Griffin
    -------------------
Its: Vice President

DEFIANCE, INC.

By: /s/ Michael J. Meier
    --------------------
Its: Vice President - Finance, CFO, Secretary and Treasurer

                                 Acknowledgement
                                 ---------------


The undersigned guarantors acknowledge and consent to the foregoing amendment and waiver and ratify and confirm their respective obligations under the Guaranty Agreements dated February 5, 1993, which Guaranty Agreements remain in full force and effect.

DEFIANCE TESTING & ENGINEERING SERVICES, INC., F/K/A SMTC CORPORATION

By: /s/ Michael J. Meier
    --------------------
Its: Secretary and Treasurer

DEFIANCE PRECISION PRODUCTS, INC.

By: /s/ Michael J. Meier
    --------------------
Its: Secretary and Treasurer

BINDERLINE DRAFTLINE, INC. (successor by reason of merger of Draftline Engineering Company and Binderline Development, Inc.)

By: /s/ Michael J. Meier
    --------------------
Its: Secretary and Treasurer

HY-FORM PRODUCTS, INC.

By: /s/ Michael J. Meier
    --------------------
Its: Secretary and Treasurer